UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           January 25, 2009
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT   OF  CERTAIN  OFFICERS;  COMPENSATORY  ARRANGEMENTS  OF  CERTAIN
OFFICERS

On January 25 and January 26, 2009, the Company's Compensation Committee, together with (in the case of the compensation of the Company's Chief Executive Officer) the other independent members of the Board of Directors, approved the following compensation:

ANNUAL BASE SALARIES. None of the officers listed below received an increase in annual base salary for 2009.

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|Officer  |Title                         |2008       |% Increase|2009       |
|         |                              |Annualized |          |Annualized |
|         |                              |Base Salary|          |Base Salary|
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|Douglas  |President and Chief Executive |$695,032   |    0%    |$695,032   |
|W.       |Officer                       |           |          |           |
|Stotlar  |                              |           |          |           |
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|Stephen  |Senior Vice President and     |$425,048   |    0%    |$425,048   |
|L.       |Chief Financial Officer       |           |          |           |
|Bruffett |                              |           |          |           |
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|Robert L.|Senior Vice President         |$410,384   |    0%    |$410,384   |
|Bianco   |                              |           |          |           |
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|John G.  |Senior Vice President         |$440,076   |    0%    |$440,076   |
|Labrie   |                              |           |          |           |
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|Jennifer |Senior Vice President, General|$350,531   |    0%    |$350,531   |
|W.       |Counsel and Secretary         |           |          |           |
|Pileggi  |                              |           |          |           |
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|Kevin C. |Vice President - Operational  |$357,031   |    0%    |$357,031   |
|Schick   |Accounting                    |           |          |           |
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2009  SHORT-TERM  INCENTIVE  COMPENSATION   AWARDS.    The  annual  incentive
compensation awards are based upon performance goals approved by the Compensation Committee. For the 2009 awards, performance goals are based on operating income as adjusted for asset impairments, restructuring charges and accounting changes.

The performance goals for the awards made to Messrs. Bianco and Labrie are based on adjusted operating income at the Company's Menlo Logistics and Con-way Freight business units, respectively. The awards to the executives employed by Con-way Inc. (Ms. Pileggi and Messrs. Stotlar, Bruffett, and Schick) are based on the performance goals applicable to the Company's three primary business units (Con-way Freight, Menlo Logistics and Con-way Truckload), with executives entitled to receive specified percentages of the payout levels achieved at the business units. For each award the Compensation Committee has set a minimum achievement level below which no payouts are received, a target achievement level at which each executive will earn a payout equal to the target amount set forth in the table below, and a maximum achievement level at or above which each executive will earn a payout equal to twice his or her target amount.


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|Officer       | Title                                         |Target      |
|              |                                               |Amount ($)  |
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|Douglas W.    | President and Chief Executive Officer         |$ 695,032   |
|Stotlar       |                                               |            |
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|Stephen L.    | Senior Vice President and Chief Financial     |$ 297,534   |
|Bruffett      | Officer                                       |            |
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|Robert L.     | Senior Vice President                         |$ 287,269   |
|Bianco        |                                               |            |
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|John G. Labrie| Senior Vice President                         |$ 330,057   |
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|Jennifer W.   | Senior Vice President, General Counsel and    |$ 245,372   |
|Pileggi       | Secretary                                     |            |
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|Kevin C.      | Vice President - Operational Accounting       |$ 249,922   |
|Schick        |                                               |            |
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2009 LONG-TERM INCENTIVE COMPENSATION AWARDS

2009 long-term incentive compensation awards include stock option awards and restricted stock unit awards.

A. STOCK OPTION AWARDS. Each stock option award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan, as amended, and a stock option agreement in the form attached as Exhibit 99.2 to the Company's Report on Form 8-K dated September 29, 2006. These documents provide that the options have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2010, or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). Upon retirement at age 65 or pursuant to the "Rule of 85" (that is, age plus years of service equal to or greater than 85), the options vest and are exercisable for a period of one year thereafter. The foregoing description of the stock option awards is qualified in its entirety by reference to the form of stock option agreement attached as Exhibit 99.2 to the Company's Report on Form 8-K dated September 29, 2006.



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|Officer  |Title               |Non-      |Incentive |Total  |Exercise Price|
|         |                    |Qualified |Stock     |Option |              |
|         |                    |Option    |Option    |Shares |              |
|         |                    |Shares    |Shares    |       |              |
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|Douglas  |President and Chief |170,580   |4,933     |175,513| $20.27       |
|W.       |Executive Officer   |          |          |       |              |
|Stotlar  |                    |          |          |       |              |
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|Stephen  |Senior Vice         |55,443    |4,933     |60,376 | $20.27       |
|L.       |President and Chief |          |          |       |              |
|Bruffett |Financial Officer   |          |          |       |              |
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|Robert L.|Senior Vice         |53,360    |4,933     |58,293 | $20.27       |
|Bianco   |President           |          |          |       |              |
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|John G.  |Senior Vice         |57,578    |4,933     |62,511 | $20.27       |
|Labrie   |President           |          |          |       |              |
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|Jennifer |Senior Vice         |44,858    |4,933     |49,791 | $20.27       |
|W.       |President, General  |          |          |       |              |
|Pileggi  |Counsel and         |          |          |       |              |
|         |Secretary           |          |          |       |              |
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|Kevin C. |Vice President -    |45,782    |4,933     |50,715 | $20.27       |
|Schick   |Operational         |          |          |       |              |
|         |Accounting          |          |          |       |              |
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B.   RESTRICTED STOCK UNIT AWARDS. Each restricted stock unit award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan, as amended, and a restricted stock unit award agreement, in the form attached hereto as Exhibit 99. These documents provide that the restricted stock units will vest on January 26, 2012 (the third anniversary of the grant date), or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). In addition, a pro rata portion (based on the number of months elapsed divided by 36) will vest upon retirement at age 65 or pursuant to the Rule of 85. Recipients do not receive dividends equivalents in the event that a cash dividend is declared on the Company's common stock, but do receive
dividend   equivalents   if  stock  dividends  are  declared.  The  foregoing
description of the restricted stock awards is qualified in its entirety by reference to the form of restricted stock unit award agreement attached hereto as Exhibit 99.


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|Officer    |Title                                  |Number of  Restricted |
|           |                                       |Stock Units           |
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|Douglas W. |President and Chief Executive Officer  | 68,577               |
|Stotlar    |                                       |                      |
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|Stephen L. |Senior Vice President and              | 23,590               |
|Bruffett   |Chief Financial Officer                |                      |
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|Robert L.  |Senior Vice President                  | 22,777               |
|Bianco     |                                       |                      |
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|John G.    |Senior Vice President                  | 24,425               |
|Labrie     |                                       |                      |
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|Jennifer W.|Senior Vice President, General Counsel | 19,455               |
|Pileggi    |and Secretary                          |                      |
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|Kevin C.   |Vice President - Operational Accounting| 19,816               |
|Schick     |                                       |                      |
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SPECIAL CASH BONUS

In 2008, a number of Mr. Schick's in-the-money stock options expired, following a prolonged period during which Mr. Schick was precluded under the Company's trading policy from exercising the options. On January 25, 2009, the Compensation Committee awarded Mr. Schick a one-time special cash bonus of $75,000, the purpose of which is to compensate Mr. Schick for amounts he might have realized had he been permitted to exercise the options.


DEPARTURE OF DIRECTOR. Robert D. Rogers, age 72 and a Class II director who has served on the Board of Directors since 1990, will be retiring from the Board on May 19, 2009, in accordance with the Company's mandatory retirement policy for directors.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------
        EX 99                   Restricted Stock Unit Grant Agreement




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)

January 29, 2009        /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        General Counsel and Corporate Secretary